AMENDMENT NO. 1 TO
AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made this 31st day of December, 2008 between DealerTrack Holdings, Inc. a Delaware corporation (the “Company”), and Mark F. O’Neil, (“Executive”).
     WHEREAS, the Company and Executive entered into the Amended and Restated Senior Executive Employment Agreement, dated as of August 8, 2007 (the “Employment Agreement”); and
     WHEREAS, the parties now desire to amend the Employment Agreement by modifying the terms thereof as required by Section 409A of the Internal Revenue Code of 1986, as amended.
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Amendments.
                    (a) Effective immediately, each of the instances of the following language in Section 5(c)(1) is deleted:
                         “and payable within thirty (30) days of the Severance Commencement Date”
                         and shall be replaced with:
                         “and payable on the sixtieth (60th) day following the Severance Commencement Date”
                    (b) Effective immediately, Section 5(d) of the Employment Agreement is deleted in its entirety and shall have no further force or effect (herein referred to as the “Original Release Provision”):
“Notwithstanding anything to the contrary contained herein, no severance payments required hereunder shall be made by Employer until such time as Executive shall execute a general release for the benefit of Employer and its affiliates in a form satisfactory to Employer. Such general release shall not apply to (i) Executive’s rights under any Stock Incentive Plan award agreements or (ii) Executive’s rights, as applicable, to indemnification under Employer’s charter or bylaws, any indemnification agreement or applicable law.”
                    (c) Effective immediately, the following paragraph is inserted in place of and replaces the Original Release Provision in its entirety:

“Notwithstanding anything to the contrary contained herein, no severance payments required hereunder shall be made by Employer unless Executive executes and delivers a general release for the benefit of Employer and its affiliates in a form satisfactory to Employer, which release shall be executed and delivered (and not revoked) promptly (and in no event more than 50 days following the Executive’s termination). Such general release shall not apply to (i) Executive’s rights under any Stock Incentive Plan award agreements or (ii) Executive’s rights, as applicable, to indemnification under Employer’s charter or bylaws, any indemnification agreement or applicable law.”
                    (d) Effective immediately, the Employment Agreement is hereby amended to add the following Section 24:
                    “Section 24. Section 409A
                    (a) For For purposes of Section 5(c)(1) of this Agreement, a “termination of employment” shall only occur if there has been a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h)(1), without regard to the optional alternative definitions available thereunder.
                    (b) It is intended that any amounts payable under this Agreement and the Employer’s and Executive’s exercise of authority or discretion hereunder shall comply with and avoid the imputation of any tax, penalty or interest under Section 409A. This Agreement shall be construed and interpreted consistent with that intent.”
     2. Other Terms Unmodified. Except as expressly modified hereby, the Employment Agreement remains unmodified.
     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile copies shall have the same effect as originals.
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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

EXECUTIVE:

Mark F. O’Neil
Date:

COMPANY:

By:

Name:

Title:

Date: